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                                                                  Exhibit 10.11

                 FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                  This Fourth Amendment to Third Amended and Restated Registration Rights Agreement (this "Amendment") is made as of December 2, 1999 among Citadel Communications Corporation ("Citadel") and the undersigned stockholders of Citadel.

                                 R E C I T A L S

                  A. This Amendment amends that certain Third Amended and Restated Registration Rights Agreement dated June 28, 1996, as amended, among Citadel, the undersigned stockholders of Citadel and certain other stockholders of Citadel (the "Registration Rights Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Registration Rights Agreement.

                  B. A Qualified Public Offering occurred in each of July 1998 and June 1999.

                  C. All outstanding shares of Restricted Stock are shares of Citadel's common stock, par value $.001 per share (the "Common Stock"), and the Common Stock is publicly traded on The Nasdaq Stock Market's National Market.

                  D. All then parties to the Registration Rights Agreement were given notice of their right to seek to participate and sell all or a portion of their shares of Restricted Stock in a registered public offering of shares of Citadel's Common Stock, which offering closed on June 25, 1999.

                  E. The undersigned stockholders of Citadel own in excess of 66-2/3% of the outstanding shares of Restricted Stock.

                  F. This amendment will benefit Citadel and stockholders of Citadel.

                  Accordingly, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Citadel and the undersigned, in their capacities as parties to the Registration Rights Agreement and pursuant to Section 12(c) of the Registration Rights Agreement, hereby amend the Registration Rights Agreement as follows:

                  1. Amendment to Definition. The definition of "Transfer Restricted Security" contained in Section 1 of the Registration Rights Agreement is amended to provide as follows:

                  "Transfer Restricted Security" shall mean a security that (i) has not been sold through a broker, dealer or underwriter in a public distribution or other public securities transaction, (ii) has not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144 promulgated thereunder (or any

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successor rule) and (iii) may not be sold pursuant to Rule 144(k) under the
Securities Act (or any successor rule).

                  2. Application of Amendment. For purposes of construing the foregoing definition of Transfer Restricted Security, in addition to any Holder who may otherwise be an affiliate of Citadel as defined in Rule 144 (or any successor rule), any Holder who is a director or executive officer of Citadel or who possesses voting and/or dispositive power with respect to five percent or more of the outstanding Common Stock (an "Affiliate Holder"), or any Holder who is a spouse of an Affiliate Holder or an entity controlled by an Affiliate Holder shall be deemed to be an affiliate of Citadel under Rule 144 (or any successor rule). Once a security ceases to be a Transfer Restricted Security, such security shall never again become a Transfer Restricted Security.

                  3. Choice of Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Arizona, without regard to any provision or rule of the laws of the State of Arizona which would otherwise cause the laws of a jurisdiction other than the State of Arizona to be applied.

                  4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument.

                  5. No Other Amendment of Waiver. Except as expressly set forth herein, the undersigned are not hereby amending or waiving any other term or provision of the Registration Rights Agreement and all other surviving terms and provisions of the Registration Rights Agreement shall remain in full force and effect in accordance with their terms.


                        (SIGNATURES APPEAR ON NEXT PAGE)



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         IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered on the day and year first above written.

                                 CITADEL COMMUNICATIONS CORPORATION


                                 By:  /s/ Lawrence R. Wilson
                                     ------------------------------------------
                                 Its: Chief Executive Officer and President
                                     ------------------------------------------



                                 ABRY BROADCAST PARTNERS II, L.P.

                                 By:  ABRY CAPITAL, L.P., its General Partner

                                      By:  ABRY HOLDINGS, INC., its
                                      General partner


                                      By:  /s/ Andrew Banks
                                          -----------------------------------
                                      Its: Chairman
                                          -----------------------------------


                                 THE ENDEAVOUR CAPITAL FUND LIMITED PARTNERSHIP

                                 By:  DVS Management, Inc., its General Partner

                                      By:  /s/ John von Schlegell
                                          -----------------------------------
                                      Its:  Managing Partner
                                          -----------------------------------



                                 DVS MANAGEMENT, INC.

                                 By:  /s/ John von Schlegell
                                     ------------------------------------------
                                 Its: President
                                     ------------------------------------------


                                 /s/ Ted L. Snider, Sr.
                                 ------------------------
                                 Ted L. Snider, Sr.


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